SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 24, 2007
MIVA, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-30428 (Commission File No.)	88-0348835 (IRS Employer Identification Number)
5220 Summerlin Commons Boulevard
Fort Myers, Florida 33907
(239) 561-7229
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On April 24, 2007, MIVA, Inc. (the “Company”) issued a press release entitled, “MIVA to Announce First Quarter 2007 Results on May 7, 2007.” A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.
     The information in this Form 8-K and accompanying press release are being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit
No.	Description

99.1	Press Release, dated April 24, 2007, entitled “MIVA to Announce First Quarter 2007 Results on May 7, 2007.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIVA, Inc.
Date: April 27, 2007	By:	/s/ Peter Corrao
Peter Corrao
Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release, dated April 24, 2007, entitled “MIVA to Announce First Quarter 2007 Results on May 7, 2007.”